UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	March 10, 2015
(Date of earliest event reported)	March 10, 2015

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01		Entry into a Material Definitive Agreement.

On March 10, 2015, ONEOK Partners, L.P. (ONEOK Partners) entered into an Increase and Joinder Agreement (the “Increase Agreement”) with the lenders party thereto and Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”), pursuant to which the lenders thereto severally agreed to provide $700 million in aggregate incremental commitments under ONEOK Partners’ existing revolving credit facility provided pursuant to the Amended and Restated Credit Agreement, effective as of January 31, 2014 (as amended, the “Credit Agreement”), by and among ONEOK Partners, the several banks and other financial institutions party thereto and the Administrative Agent. After giving effect to the Increase Agreement, the commitments under the Credit Agreement will increase to $2.4 billion from $1.7 billion.

The foregoing description of the Increase Agreement is not complete and is in all respects subject to the actual provisions of the Increase Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 7.01		Regulation FD Disclosure.

ONEOK Partners issued a news release on March 10, 2015, announcing the Increase Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

Exhibit Number	Description

10.1
Increase and Joinder Agreement, dated as of March 10, 2015, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, and the other lenders parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on March 10, 2015).

99.1		News release issued by ONEOK Partners, L.P., dated March 10, 2015.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	March 10, 2015	By:	/s/ Derek S. Reiners
Derek S. Reiners, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Increase and Joinder Agreement, dated as of March 10, 2015, among ONEOK Partners, L.P., Citibank, N.A., as administrative agent, and the other lenders parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on March 10, 2015).

99.1	News release issued by ONEOK Partners, L.P., dated March 10, 2015.